                                                                   EXHIBIT 99.01

                              LETTER OF TRANSMITTAL
                  TO EXCHANGE OUTSTANDING 5.875% NOTES DUE 2008

                                       FOR

                              5.875% NOTES DUE 2008
                   REGISTERED UNDER THE SECURITIES ACT OF 1933

                                       OF

                         MARTIN MARIETTA MATERIALS, INC.

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON ______ __, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                    EXCHANGE AGENT: FIRST UNION NATIONAL BANK

    By Facsimile: (704) 383-6648              By Mail or Hand Delivery:

Confirm by telephone: (800) 665-9359           First Union National Bank
                                            230 South Tryon Street, 9th Floor
                                           Charlotte, North Carolina 28288-1179
                                             Attention: _____________________

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated ______ __, 1999 (the "Prospectus") of Martin Marietta Materials, Inc., a North Carolina corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange, for each $1,000 in principal amount of its outstanding 5.875% Notes due 2008 issued and sold in a transaction exempt from registration under the Securities Act of 1933 (the "Old Notes"), $1,000 in principal amount of 5.875% Notes due 2008 registered under the Securities Act of 1933 (the "New Notes").

         The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

         All holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedure" in the Prospectus. (See Instruction 1).

         The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above.

         Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

         List in Box 1 below the Old Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Notes on a separate SIGNED schedule and affix that schedule to this Letter.

                                      BOX 1
                    TO BE COMPLETED BY ALL TENDERING HOLDERS

--------------------------------------------------------------------------------------------------------------------


NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE                                           PRINCIPAL AMOUNT
                   FILL IN IF BLANK)                         CERTIFICATE       PRINCIPAL AMOUNT     OF OLD NOTES
                                                             NUMBER(S)(1)        OF OLD NOTES        TENDERED(2)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

                                                          ----------------------------------------------------------

                                                          ----------------------------------------------------------

                                                               TOTALS:
--------------------------------------------------------------------------------------------------------------------

(1) Need not be completed if Old Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount of Old Notes represented by a certificate or Book-Entry
    Confirmation delivered to the Exchange Agent will be deemed to have been tendered.
--------------------------------------------------------------------------------------------------------------------


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                   --------------------------------------------
    Account Number:
                   ------------------------------------------------------------
    Transaction Code Number:
                            ---------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):
                                   --------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       ------------------------

    Window Ticket Number (if available):
                                        ---------------------------------------

    Name of Institution which Guaranteed Delivery:
                                                  -----------------------------

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL,
                      INCLUDING THE INSTRUCTIONS, CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered.

         The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes, with full power of substitution, to: (a) deliver certificates for such Old Notes; (b) deliver Old Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of the Old Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered.

         The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the New Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Old Notes, the undersigned certifies (a) that it is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer that owns Old Notes acquired directly from the Company or an affiliate of the Company, that it is acquiring the New Notes in the ordinary course of the undersigned's business and that the undersigned is not engaged in, and does not intend to engage in, a distribution of New Notes or (b) that it is an "affiliate" (as so defined) of the Company or of the initial purchasers in the offering of the Old Notes, and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.

         The undersigned acknowledges that, if it is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of such New Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

         Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver New Notes (and, if applicable, a certificate for any Old Notes not tendered but represented by a certificate also encompassing Old Notes which are tendered) to the undersigned at the address set forth in Box 1.

         The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                      BOX 2

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
          WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

                     X
                       ------------------------       ----------------
                     X
                       ------------------------       ----------------
                       SIGNATURE(S) OF OWNER(S)             DATE
                       OR AUTHORIZED SIGNATORY

Area Code and Telephone Number:
                               ----------------------------------------

         This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

Name(s)
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity
        -----------------------------------------------------------------------
Address
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Signature(s) Guaranteed
by an Eligible Institution:----------------------------------------------------
(If required by                         (AUTHORIZED SIGNATURE)
Instruction 3)
                           ----------------------------------------------------
                                              (TITLE)

                           ----------------------------------------------------
                                          (NAME OF FIRM)

-------------------------------------------------------------------------------

                                      BOX 3

-------------------------------------------------------------------------------
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
-------------------------------------------------------------------------------
                     PAYOR'S NAME: FIRST UNION NATIONAL BANK
-------------------------------------------------------------------------------

          SUBSTITUTE         Part 1-PLEASE PROVIDE YOUR
           FORM W-9          TIN IN THE BOX AT RIGHT AND
                             CERTIFY BY SIGNING AND
 DEPARTMENT OF THE TREASURY  DATING BELOW.
  INTERNAL REVENUE SERVICE                            -------------------------
   PAYOR'S REQUEST FOR                                SOCIAL SECURITY NUMBER OR
  TAXPAYER IDENTIFICATION                              EMPLOYER IDENTIFICATION
      NUMBER (TIN)                                              NUMBER
-------------------------------------------------------------------------------

PART 2-CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACK-UP WITHHOLDING BECAUSE (1) YOU HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACK-UP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (2) THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACK-UP WITHHOLDING, OR(3) YOU ARE EXEMPT FROM BACK-UP
WITHHOLDING.                                                                [ ]
-------------------------------------------------------------------------------
PART 3-CHECK IF AWAITING TIN                                                [ ]
-------------------------------------------------------------------------------
CERTIFICATION-UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

SIGNATURE                               DATE
         ------------------------            -----------------------

-------------------------------------------------------------------------------

--------------------------------------------------------     ---------------------------------------------------------
                         BOX 4                                                        BOX 5

             SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 3 AND 4)                                   (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Old Notes in        To be completed ONLY if certificates for Old Notes in a
a principal amount not exchanged, or New Notes, are to       principal amount not exchanged, or New Notes, are to be
be issued in the name of someone other than the person       sent to someone other than the person whose signature
whose signature appears in Box 2, or if Old  Notes           appears in Box 2 or to an address other than that shown
delivered by book-entry transfer which are not               in Box 1.
accepted for exchange are to be returned by credit to
an account maintained at the Book-Entry Transfer             Deliver:
Facility other than the account indicated above.
                                                             (check appropriate boxes)
Issue and deliver:                                           [ ]   Old Notes not tendered
                                                             [ ]   New Notes, to:
(check appropriate boxes)                                    Name
[ ]   Old Notes not tendered                                      ---------------------------------------------------
[ ]   New Notes, to:                                                                    (PLEASE PRINT)
Name                                                         Address
     --------------------------------------------------             -------------------------------------------------
                       (PLEASE PRINT)
Address
       ------------------------------------------------      --------------------------------------------------------

-------------------------------------------------------
Please complete the Substitute Form W-9 at
Box 3

Tax I.D. or Social Security Number:
                                    -------------------


-------------------------------------------------------      --------------------------------------------------------

                   INSTRUCTIONS FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Old Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter (or facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. The method of delivery of Old Notes and this Letter and all other required documents to the Exchange Agent is at the election and risk of the tendering holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

         Holders whose Old Notes are not immediately available, or who cannot deliver their Old Notes, this Letter, or any other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made through an Eligible Institution (as defined in the Prospectus under the caption "The Exchange Offer"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery)
(x) setting forth the name and address of the holder, the certificate number or numbers of the Old Notes and the principal amount of Old Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five business days after the Expiration Date, this Letter (or facsimile hereof), together with the certificates representing the Old Notes to be tendered in proper form for transfer and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter (or facsimile hereof), together with the certificates for all tendered Old Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedure."

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, would be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Old Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Notes. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

         2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Original Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Old Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Old Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Old Notes represented by a submitted certificate is tendered (or, in the case of Old Notes tendered by book-entry transfer, such non-exchanged Old Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

         Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the business day prior to the Expiration Date.

         To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the business day prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the Depositor in the same manner as the original signature on this Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfers sufficient to permit the Trustee with respect to the Old Notes to register the transfer of such Old Notes into the name of the Depositor withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) for such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect hereto unless the Old Notes so withdrawn are validly tendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder hereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be tendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" at any time prior to the Expiration Date.

         3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Notes, without alteration, enlargement or any change whatsoever.

         If any of the Old Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Old Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

         If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Old Notes are tendered; and/or (ii) untendered Old Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Old Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

         If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority to so act must be submitted, unless waived by the Company.

         Signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office of correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Old Notes tendered pursuant hereto are tendered (i) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter or (ii) for the account of an Eligible Institution. If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the New Notes or certificates for Old Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

         5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the New Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund or credit may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         Under federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to avoid being subject to back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

         6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, the New Notes or certificates for Old Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

         7. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Notes tendered.

         8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

         IMPORTANT: This Letter (together with certificates representing tendered Old Notes or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent on or before the Expiration Date (as defined in the Prospectus).